UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period:	January 1, 2013 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|13

Semiannual report

Putnam VT
Capital Opportunities Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Performance summary (as of 6/30/13)

Investment objective

Long-term growth of capital

Net asset value June 30, 2013

Class IA: $19.98	Class IB: $19.86

Total return at net asset value

(as of 6/30/13)	Class IA shares*	Class IB shares*	Russell 2500 Index

6 months	13.97%	13.86%	15.42%

1 year	22.49	22.22	25.61

5 years	65.93	63.89	55.36
Annualized	10.66	10.38	9.21

10 years	146.27	140.28	167.58
Annualized	9.43	9.16	10.34

Life	170.66	163.83	199.51
Annualized	10.29	10.01	11.39

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

Russell 2500 Index is an unmanaged index of 2,500 small and midsize companies in the Russell 3000 Index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Capital Opportunities Fund 1

Report from your fund’s manager

How would you characterize the investment environment for small- and mid-capitalization equities during the six months ended June 30, 2013?

Despite a broad pullback in May and June of 2013, equities had a very solid six-month run, led mainly by U.S. stocks, which were supported by encouraging news on the housing front, improving economic indicators, and reductions in the jobless rate. U.S. small- and mid-cap stocks, which tend to outperform during cyclical rallies, put up generally stronger returns than their larger-cap brethren during the semiannual period, while small-cap growth stocks outperformed those in small-cap value. The strongest sectors in the Russell 2500 Index, the fund’s benchmark and a classic performance gauge of small- and mid-cap U.S. stocks, were consumer staples and consumer discretionary, suggesting a growing level of consumer confidence. The materials and energy sectors were the weakest performers.

How did the fund perform in this environment?

In absolute terms, the fund produced a solid double-digit gain for the six months. Although this result underperformed the benchmark Russell 2500 Index, I believe the fund was well positioned to benefit from the overall rally in domestic stocks, especially insofar as its smaller-cap focus was closer to the market’s sweet spot for much of the period. Our underperformance was mainly due to some inopportune stock picks, as well as the impact of a greater-than-average position in low-yielding cash. From the perspective of sector selection, favorable positioning in the consumer discretionary space was offset by less productive weightings in utilities and consumer staples.

Specifically, what helped and what hurt the fund’s performance relative to the benchmark?

Stock selection in the financials sector was particularly strong during the period, as several names in the banking, brokerage, and business services arenas delivered robust performance, and our overweights in those stocks helped produce oversized contributions. On the downside, our stock picking in the consumer discretionary and information technology sectors could have been better in some cases. In addition, not having positions in some of the index’s stronger performers (and often more pricey names) also hurt our relative performance.

Describe your investment philosophy and stock-selection process.

As an investment team, my colleagues and I rely on bottom-up, fundamental research to select stocks. When investors are fearful about short-term events, stocks often trade below their intrinsic value, and this is generally when we seek to buy. We also try to invest with a long-term horizon. On the flipside, when stock prices of holdings in the portfolio trade above what we believe is their intrinsic value, we try to capitalize on those opportunities by trimming those exposures and redeploying assets elsewhere. While some investors try to figure out what the investment environment will be like for the next quarter or the next year, we try to look at a company through a longer lens, generally projecting out two to three years. Stylewise, we can invest in both value and growth stocks. We tend more toward the value portion of the stylebox, but will acquire growth stocks when we believe they are undervalued.

What is your outlook for the coming months?

The fund is positioned for what we believe will be a slowly improving economy. We believe the U.S. recovery will be led by the resurgence of the housing sector. We may also see a pickup in the automotive industry as consumers begin to replace aging vehicles at a faster pace. It appears that U.S. consumers are beginning to open their wallets a bit more frequently, and consumer debt seems to be growing as well. Given this view, the portfolio is overweight to the industrials and consumer discretionary sectors. These are areas that would typically do well in a recovery cycle, and that’s where we’re looking for opportunities. At the same time, we remain mindful of the many risks in the market. The sustainability of China’s growth is an open question, as is the stability of the European economy. Disruptions in those key markets could have significant effects on global growth. Another open question at this point is the pace of rising interest rates and how they may impact growth, particularly in the U.S. housing market.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Joseph P. Joseph joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy J. Farina, CFA, and John McLanahan, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Capital Opportunities Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2013, to June 30, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/13		for the 6 months ended 6/30/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.88	$6.20	$4.61	$5.86

Ending value
(after expenses)	$1,139.70	$1,138.60	$1,020.23	$1,018.99

Annualized
expense ratio	0.92%	1.17%	0.92%	1.17%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Capital Opportunities Fund 3

The fund’s portfolio 6/30/13 (Unaudited)

COMMON STOCKS (99.7%)*	Shares	Value

Aerospace and defense (3.7%)
AeroVironment, Inc. † S	9,960	$200,993

Alliant Techsystems, Inc.	4,055	333,848

Cubic Corp.	3,335	160,414

Hexcel Corp. †	6,240	212,472

Orbital Sciences Corp. †	9,205	159,891

Triumph Group, Inc.	1,650	130,598

		1,198,216
Air freight and logistics (0.4%)
Forward Air Corp.	3,475	133,023

		133,023
Airlines (2.6%)
Allegiant Travel Co.	3,425	363,016

Republic Airways Holdings, Inc. †	16,015	181,450

Spirit Airlines, Inc. †	8,740	277,670

		822,136
Auto components (1.0%)
Autoliv, Inc. (Sweden)	2,140	165,615

BorgWarner, Inc. †	1,615	139,132

		304,747
Biotechnology (1.2%)
Cubist Pharmaceuticals, Inc. †	3,266	157,748

Myriad Genetics, Inc. † S	8,490	228,126

		385,874
Capital markets (2.8%)
E*Trade Financial Corp. †	10,080	127,613

SEI Investments Co.	16,570	471,084

Waddell & Reed Financial, Inc. Class A	6,739	293,147

		891,844
Chemicals (1.2%)
Innophos Holdings, Inc.	2,130	100,472

Koppers Holdings, Inc.	2,465	94,114

Methanex Corp. (Canada)	4,195	179,504

		374,090
Commercial banks (6.9%)
Associated Banc-Corp.	11,055	171,905

Bancorp, Inc. (The) †	23,094	346,179

BOK Financial Corp.	3,285	210,404

Bond Street Holdings, LLC 144A Class A † F	3,695	51,730

City National Corp.	3,285	208,170

Commerce Bancshares, Inc.	5,066	220,675

East West Bancorp, Inc.	10,405	286,138

F.N.B. Corp. S	13,030	157,402

First Citizens BancShares, Inc. Class A	827	158,825

National Bank Holdings Corp. Class A	5,755	113,374

Popular, Inc. (Puerto Rico) †	6,237	189,168

Valley National Bancorp	11,111	105,221

		2,219,191
Commercial services and supplies (0.5%)
Tetra Tech, Inc. †	6,740	158,457

		158,457
Communications equipment (1.9%)
F5 Networks, Inc. †	2,285	157,208

Netgear, Inc. †	3,590	109,639

Polycom, Inc. †	17,865	188,297

Riverbed Technology, Inc. †	10,730	166,959

		622,103
Construction and engineering (0.7%)
Primoris Services Corp.	11,065	218,202

		218,202

COMMON STOCKS (99.7%)* cont.	Shares	Value

Consumer finance (0.8%)
Portfolio Recovery Associates, Inc. † S	1,710	$262,707

		262,707
Containers and packaging (1.3%)
Boise, Inc.	31,020	264,911

Owens-Illinois, Inc. †	6,030	167,574

		432,485
Diversified consumer services (1.0%)
H&R Block, Inc.	5,708	158,397

Hillenbrand, Inc.	6,450	152,930

		311,327
Diversified financial services (0.7%)
CBOE Holdings, Inc.	4,565	212,912

		212,912
Electric utilities (1.2%)
El Paso Electric Co.	3,715	131,177

Pepco Holdings, Inc.	4,625	93,240

Portland General Electric Co.	5,500	168,245

		392,662
Electrical equipment (2.3%)
AMETEK, Inc.	4,196	177,491

AZZ, Inc.	6,625	255,460

Brady Corp. Class A	5,395	165,788

Hubbell, Inc. Class B	1,471	145,629

		744,368
Electronic equipment, instruments, and components (0.9%)
FLIR Systems, Inc.	6,470	174,496

MTS Systems Corp.	2,285	129,331

		303,827
Energy equipment and services (3.5%)
Atwood Oceanics, Inc. †	3,485	181,394

Helmerich & Payne, Inc. S	3,140	196,093

Key Energy Services, Inc. † S	19,740	117,453

McDermott International, Inc. †	24,030	196,565

Oil States International, Inc. †	2,005	185,743

Superior Energy Services, Inc. †	9,035	234,368

		1,111,616
Food and staples retail (0.2%)
Nash Finch Co.	3,258	71,709

		71,709
Food products (1.1%)
Darling International, Inc. †	9,175	171,206

J&J Snack Foods Corp.	2,150	167,270

		338,476
Gas utilities (1.3%)
Chesapeake Utilities Corp.	1,970	101,435

Laclede Group, Inc. (The) S	3,470	158,440

UGI Corp.	3,950	154,485

		414,360
Health-care equipment and supplies (1.1%)
Greatbatch, Inc. † S	7,140	234,121

Thoratec Corp. †	3,954	123,800

		357,921
Health-care providers and services (5.4%)
Bio-Reference Labs, Inc. † S	12,655	363,831

Chemed Corp.	3,335	241,554

Ensign Group, Inc. (The) S	5,670	199,697

Hanger, Inc. †	5,880	185,984

Magellan Health Services, Inc. †	2,105	118,048

Mednax, Inc. †	2,705	247,724

Owens & Minor, Inc.	5,505	186,234

Patterson Cos., Inc.	5,000	188,000

		1,731,072

4 Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.7%)* cont.	Shares	Value

Hotels, restaurants, and leisure (2.1%)
Cheesecake Factory, Inc. (The) S	6,437	$269,646

Choice Hotels International, Inc. S	4,660	184,955

Panera Bread Co. Class A †	1,240	230,566

		685,167
Household durables (1.7%)
Harman International Industries, Inc. S	3,432	186,014

iRobot Corp. † S	4,174	166,000

Jarden Corp. † S	4,235	185,281

		537,295
Household products (0.6%)
Energizer Holdings, Inc.	2,070	208,056

		208,056
Insurance (5.6%)
American Financial Group, Inc.	2,275	111,270

Amtrust Financial Services, Inc. S	5,200	185,640

Aspen Insurance Holdings, Ltd.	4,381	162,491

Endurance Specialty Holdings, Ltd.	2,302	118,438

Genworth Financial, Inc. Class A †	16,105	183,758

HCC Insurance Holdings, Inc.	2,693	116,095

Horace Mann Educators Corp.	5,160	125,801

Protective Life Corp. S	3,090	118,687

Stancorp Financial Group	2,581	127,527

Torchmark Corp. S	2,780	181,089

Validus Holdings, Ltd.	5,420	195,770

W.R. Berkley Corp.	3,880	158,537

		1,785,103
Internet software and services (2.4%)
IAC/InterActiveCorp.	3,810	181,204

j2 Global, Inc.	5,855	248,896

Liquidity Services, Inc. † S	2,570	89,102

ValueClick, Inc. † S	10,630	262,348

		781,550
IT Services (3.7%)
Alliance Data Systems Corp. †	1,380	249,821

Booz Allen Hamilton Holding Corp.	9,340	162,329

Broadridge Financial Solutions, Inc. S	6,605	175,561

CACI International, Inc. Class A †	2,610	165,709

Global Payments, Inc. S	4,235	196,165

NeuStar, Inc. Class A † S	4,935	240,236

		1,189,821
Leisure equipment and products (0.8%)
Polaris Industries, Inc. S	2,840	269,800

		269,800
Life sciences tools and services (0.3%)
Bruker Corp. †	6,400	103,360

		103,360
Machinery (3.8%)
Actuant Corp. Class A S	4,055	133,693

AGCO Corp.	5,230	262,494

Gardner Denver, Inc.	1,642	123,446

Kennametal, Inc. S	4,630	179,783

Oshkosh Corp. †	7,360	279,459

WABCO Holdings, Inc. †	3,105	231,912

		1,210,787
Media (1.1%)
Morningstar, Inc.	2,870	222,655

Valassis Communications, Inc. S	5,869	144,319

		366,974
Metals and mining (2.0%)
Commercial Metals Co.	8,155	120,449

IAMGOLD Corp. (Canada)	21,470	92,965

COMMON STOCKS (99.7%)* cont.	Shares	Value

Metals and mining cont.
Kaiser Aluminum Corp.	2,630	$162,902

Reliance Steel & Aluminum Co.	3,974	260,535

		636,851
Multi-utilities (0.8%)
TECO Energy, Inc.	5,445	93,600

Vectren Corp.	4,360	147,499

		241,099
Multiline retail (1.3%)
Big Lots, Inc. †	8,203	258,641

Dillards, Inc. Class A	1,960	160,661

		419,302
Oil, gas, and consumable fuels (2.7%)
HollyFrontier Corp.	3,160	135,185

Tesoro Corp.	5,755	301,102

Whiting Petroleum Corp. †	3,196	147,304

World Fuel Services Corp.	6,675	266,867

		850,458
Paper and forest products (1.8%)
Clearwater Paper Corp. †	3,300	155,298

Domtar Corp. (Canada)	3,240	215,460

Schweitzer-Mauduit International, Inc.	4,365	217,726

		588,484
Personal products (0.5%)
Inter Parfums, Inc.	5,080	144,882

		144,882
Pharmaceuticals (1.7%)
Jazz Pharmaceuticals PLC †	3,140	215,812

Medicines Co. (The) †	5,605	172,410

Questcor Pharmaceuticals, Inc.	3,265	148,427

		536,649
Professional services (2.5%)
Exponent, Inc. S	3,015	178,217

Huron Consulting Group, Inc. †	4,895	226,345

Towers Watson & Co. Class A	3,240	265,486

TrueBlue, Inc. †	6,669	140,382

		810,430
Real estate investment trusts (REITs) (4.0%)
Brandywine Realty Trust	12,385	167,445

Capstead Mortgage Corp.	13,855	167,646

Highwoods Properties, Inc. S	4,375	155,794

Kimco Realty Corp. S	4,770	102,221

Mack-Cali Realty Corp. S	5,605	137,266

National Health Investors, Inc. S	1,684	100,804

Omega Healthcare Investors, Inc.	6,123	189,935

Redwood Trust, Inc.	7,280	123,760

Two Harbors Investment Corp.	12,025	123,256

		1,268,127
Real estate management and development (0.8%)
Jones Lang LaSalle, Inc.	2,945	268,407

		268,407
Road and rail (1.4%)
Heartland Express, Inc.	12,270	170,185

Landstar Systems, Inc.	5,540	285,310

		455,495
Semiconductors and semiconductor equipment (2.9%)
KLA-Tencor Corp.	3,495	194,776

Lam Research Corp. †	5,331	236,377

Omnivision Technologies, Inc. † S	9,790	182,584

Skyworks Solutions, Inc. †	7,170	156,951

Teradyne, Inc. † S	8,980	157,779

		928,467

Putnam VT Capital Opportunities Fund 5

COMMON STOCKS (99.7%)* cont.	Shares	Value

Software (2.8%)
ANSYS, Inc. †	1,470	$107,457

FactSet Research Systems, Inc. S	1,040	106,018

Manhattan Associates, Inc. †	2,675	206,403

Open Text Corp. (Canada)	3,720	254,708

Synopsys, Inc. †	6,687	239,060

		913,646
Specialty retail (5.5%)
Aaron’s, Inc.	5,346	149,741

American Eagle Outfitters, Inc.	8,450	154,297

ANN, Inc. † S	4,370	145,084

Big 5 Sporting Goods Corp.	9,350	205,233

Buckle, Inc. (The) S	3,152	163,967

Cato Corp. (The) Class A	4,052	101,138

Chico’s FAS, Inc. S	8,720	148,763

Foot Locker, Inc.	9,110	320,034

Francesca’s Holdings Corp. † S	6,302	175,133

Jos. A. Bank Clothiers, Inc. †	5,075	209,699

		1,773,089
Textiles, apparel, and luxury goods (2.3%)
Crocs, Inc. †	12,288	202,752

Deckers Outdoor Corp. †	2,281	115,213

Iconix Brand Group, Inc. † S	8,106	238,397

Steven Madden, Ltd. †	3,967	191,923

		748,285
Thrifts and mortgage finance (0.4%)
Provident New York Bancorp S	12,279	114,686

		114,686
Tobacco (0.3%)
Universal Corp.	1,444	83,535

		83,535
Trading companies and distributors (0.2%)
MSC Industrial Direct Co., Inc. Class A	797	61,736

		61,736

Total common stocks (cost $25,533,230)		$31,994,866

SHORT-TERM INVESTMENTS (18.2%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	5,722,680	$5,722,680

Putnam Short Term Investment Fund 0.03% L	130,087	130,087

Total short-term investments (cost $5,852,767)		$5,852,767

Total investments (cost $31,385,997)		$37,847,633

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $32,083,920.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6 Putnam VT Capital Opportunities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$5,415,986	$—	$—

Consumer staples	846,658	—	—

Energy	1,962,074	—	—

Financials	6,971,247	51,730	—

Health care	3,114,876	—	—

Industrials	5,812,850	—	—

Information technology	4,739,414	—	—

Materials	2,031,910	—	—

Utilities	1,048,121	—	—

Total common stocks	31,943,136	51,730	—

Short-term investments	130,087	5,722,680	—

Totals by level	$32,073,223	$5,774,410	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 7

Statement of assets and liabilities
6/30/13 (Unaudited)

Assets

Investment in securities, at value, including $5,591,810 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $25,533,230)	$31,994,866

Affiliated issuers (identified cost $5,852,767) (Notes 1 and 5)	5,852,767

Dividends, interest and other receivables	43,599

Receivable for shares of the fund sold	7,948

Receivable for investments sold	38,669

Total assets	37,937,849

Liabilities

Payable for investments purchased	44,226

Payable for shares of the fund repurchased	7,020

Payable for compensation of Manager (Note 2)	16,824

Payable for custodian fees (Note 2)	5,932

Payable for investor servicing fees (Note 2)	2,234

Payable for Trustee compensation and expenses (Note 2)	33,324

Payable for administrative services (Note 2)	58

Payable for distribution fees (Note 2)	3,254

Collateral on securities loaned, at value (Note 1)	5,722,680

Other accrued expenses	18,377

Total liabilities	5,853,929

Net assets	$32,083,920

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$23,069,436

Undistributed net investment income (Note 1)	35,369

Accumulated net realized gain on investments (Note 1)	2,517,479

Net unrealized appreciation of investments	6,461,636

Total — Representing net assets applicable to capital shares outstanding	$32,083,920

Computation of net asset value Class IA

Net assets	$16,246,616

Number of shares outstanding	813,107

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$19.98

Computation of net asset value Class IB

Net assets	$15,837,304

Number of shares outstanding	797,311

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$19.86

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Capital Opportunities Fund

Statement of operations
Six months ended 6/30/13 (Unaudited)

Investment income

Dividends (net of foreign tax of $491)	$214,525

Interest (including interest income of $403 from investments in affiliated issuers) (Note 5)	403

Securities lending (Note 1)	10,779

Total investment income	225,707

Expenses

Compensation of Manager (Note 2)	103,292

Investor servicing fees (Note 2)	16,496

Custodian fees (Note 2)	8,145

Trustee compensation and expenses (Note 2)	1,357

Distribution fees (Note 2)	19,824

Administrative services (Note 2)	377

Auditing and tax fees	12,921

Other	8,377

Total expenses	170,789

Expense reduction (Note 2)	(1,559)

Net expenses	169,230

Net investment income	56,477

Net realized gain on investments (Notes 1 and 3)	3,266,322

Net unrealized appreciation of investments during the period	907,050

Net gain on investments	4,173,372

Net increase in net assets resulting from operations	$4,229,849

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/13*	12/31/12

Increase (decrease) in net assets

Operations:

Net investment income	$56,477	$244,611

Net realized gain on investments	3,266,322	2,595,524

Net unrealized appreciation of investments	907,050	1,497,006

Net increase in net assets resulting from operations	4,229,849	4,337,141

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(136,932)	(116,560)

Class IB	(91,785)	(58,842)

Decrease from capital share transactions (Note 4)	(2,455,941)	(5,324,878)

Total increase (decrease) in net assets	1,545,191	(1,163,139)

Net assets:

Beginning of period	30,538,729	31,701,868

End of period (including undistributed net investment income of $35,369 and $207,609, respectively)	$32,083,920	$30,538,729

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Capital Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/13†	$17.67	.04	2.43	2.47	(.16)	—	(.16)	—	$19.98	13.97*	$16,247	.46*	.23*	39*

12/31/12	15.50	.15	2.13	2.28	(.11)	—	(.11)	—	17.67	14.69	15,888.91		.86	44

12/31/11	16.52	.10[e]	(1.06)	(.96)	(.06)	—	(.06)	—[f,g]	15.50	(5.88)	16,392	.94[h]	.63[e,h]	35

12/31/10	12.78	.07	3.73	3.80	(.06)	—	(.06)	—	16.52	29.83	18,737.93		.50	29

12/31/09	8.86	.06	3.95	4.01	(.09)	—	(.09)	—	12.78	45.98	11,883	.93[h]	.57[h]	47

12/31/08	14.50	.09	(4.93)	(4.84)	(.11)	(.69)	(.80)	—[f,i]	8.86	(35.02)	9,013	.98[h]	.74[h]	97

Class IB

6/30/13†	$17.54	.02	2.41	2.43	(.11)	—	(.11)	—	$19.86	13.86*	$15,837	.58*	.11*	39*

12/31/12	15.39	.10	2.11	2.21	(.06)	—	(.06)	—	17.54	14.37	14,651	1.16	.62	44

12/31/11	16.41	.06[e]	(1.06)	(1.00)	(.02)	—	(.02)	—[f,g]	15.39	(6.11)	15,310	1.19[h]	.37[e,h]	35

12/31/10	12.70	.03	3.72	3.75	(.04)	—	(.04)	—	16.41	29.54	18,071	1.18	.24	29

12/31/09	8.79	.03	3.94	3.97	(.06)	—	(.06)	—	12.70	45.62	14,452	1.18[h]	.33[h]	47

12/31/08	14.38	.06	(4.89)	(4.83)	(.07)	(.69)	(.76)	—[f,i]	8.79	(35.18)	10,806	1.23[h]	.50[h]	97

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class IA	$0.06	0.34%

Class IB	0.05	0.33

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

12/31/11	0.04%

12/31/09	0.21

12/31/08	0.17

i Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Capital Opportunities Fund 11

Notes to financial statements 6/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through June 30, 2013.

Putnam VT Capital Opportunities Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital. The fund invests mainly in common stocks (growth or value stocks or both) of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $5,591,810 and the fund received cash collateral of $5,722,680.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged

12 Putnam VT Capital Opportunities Fund

to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2012, the fund had a capital loss carryover of $677,828 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$386,802	N/A	$386,802	12/31/16

291,026	N/A	291,026	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $31,457,012, resulting in gross unrealized appreciation and depreciation of $7,041,035 and $650,414, respectively, or net unrealized appreciation of $6,390,621.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 33.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$8,501
Class IB	7,995

Total	$16,496

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3 under the expense offset arrangements and by $1,556 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $25, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Putnam VT Capital Opportunities Fund 13

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$19,824

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,529,758 and $15,227,351, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/13		Year ended 12/31/12		Six months ended 6/30/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	45,278	$872,799	113,217	$1,943,316	89,262	$1,703,516	80,003	$1,368,648

Shares issued in connection with
reinvestment of distributions	6,990	136,932	6,530	116,560	4,709	91,785	3,313	58,842

	52,268	1,009,731	119,747	2,059,876	93,971	1,795,301	83,316	1,427,490

Shares repurchased	(138,458)	(2,707,324)	(277,903)	(4,693,794)	(131,781)	(2,553,649)	(242,858)	(4,118,450)

Net decrease	(86,190)	$(1,697,593)	(158,156)	$(2,633,918)	(37,810)	$(758,348)	(159,542)	$(2,690,960)

Note 5 — Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliates	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$149,305	$2,207,942	$2,357,247	$143	$—

Putnam Short Term Investment Fund*	—	4,460,270	4,330,183	260	130,087

Totals	$149,305	$6,668,212	$6,687,430	$403	$130,087

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Offsetting of financial and derivative assets and liabilities

	Goldman Sachs Bank USA	Total

Assets:

Securities on loan**	$5,591,810	$5,591,810

Total Assets	$5,591,810	$5,591,810

Total Financial and Derivative Net Assets	$5,591,810	$5,591,810

Total collateral received (pledged)##†	$5,591,810	$5,591,810

Net amount	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

14 Putnam VT Capital Opportunities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an

Putnam VT Capital Opportunities Fund 15

appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net

16 Putnam VT Capital Opportunities Fund

asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

3rd	3rd	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 147, 136 and 117 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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20 Putnam VT Capital Opportunities Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Capital Opportunities Fund 21

This report has been prepared for the shareholders	H501
of Putnam VT Capital Opportunities Fund.	282495 8/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013